UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2019
____________________

THE WESTERN UNION COMPANY
(Exact name of registrant as specified in its charter)
____________________

Delaware	001-32903	20-4531180
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7001 East Belleview Avenue	80237
Denver, CO
(Address of principal executive offices)	(Zip Code)

(866) 405-5012
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WU	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 25, 2019, The Western Union Company (the “Company”) completed the offering and sale of $500,000,000 aggregate principal amount of its 2.850% Notes due 2025 (the “Notes”) pursuant to an Underwriting Agreement, dated November 18, 2019 (the “Underwriting Agreement”), entered into by the Company with Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as Representatives of the several Underwriters named therein, with respect to the offering and sale of the Notes by the Company. The Notes were issued under the Company’s Registration Statement on Form S-3 (Registration No. 333-234014), and pursuant to the Indenture, dated as of November 17, 2006, between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the Supplemental Indenture dated as of September 6, 2007 and the Second Supplemental Indenture dated as of May 3, 2019 between the Company and the Trustee. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The form of Note is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the issuance of the Notes, Sidley Austin LLP provided the Company with the legal opinion attached to this Current Report on Form 8-K as Exhibit 5.1.

In addition, on November 25, 2019, the Company issued a press release announcing the expiration and results of its previously announced cash tender offer for any and all of its outstanding 5.253% Notes due 2020 (the “Tender Offer”). A copy of the press release, dated November 25, 2019, announcing the expiration and results of the Tender Offer is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number	Description of Exhibit
1.1	Underwriting Agreement, dated as of November 18, 2019, by and among the Company, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as Representatives of the several Underwriters named therein, relating to the Notes.

4.1	Form of 2.850% Note due 2025.

5.1	Opinion of Sidley Austin LLP relating to the Notes.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1 hereto).

99.1	Press Release of The Western Union Company dated November 25, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WESTERN UNION COMPANY

Dated: November 25, 2019	By:	/s/ Darren A. Dragovich
	Name:	Darren A. Dragovich
	Title:	Vice President and Assistant Secretary